                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on July 15, 2004 and covers activity from May 26, 2004 through June 25, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of July, 2004.



                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By: /s/ Robin Flanagan
                                               -------------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                         Trust Totals
-----------------                                         ------------

Number of days in period                                            31
Beginning Principal Receivable Balance               24,019,708,144.89
Special Funding Account Balance                                   0.00
Beginning Total Principal Balance                    24,019,708,144.89
Finance Charge Collections (excluding                   349,322,803.48
 Recoveries)
Recoveries                                               19,250,390.90
Total Collections of Finance Charge Receivables         368,573,194.38
Total Collections of Principal Receivables            5,936,088,138.49
Monthly Payment Rate                                          23.9162%
Defaulted amount                                        106,683,072.50
Annualized Default Rate                                        5.2682%
Trust Portfolio Yield                                         12.8376%
New Principal Receivables                             5,866,162,806.03
Ending Principal Receivables Balance                 23,843,099,739.93
Ending Required Minimum Principal Balance            19,982,250,000.00
Ending Transferor Amount                              5,168,099,739.93
Ending Special Funding Account Balance                            0.00
Ending Total Principal Balance                       23,843,099,739.93



B. Series Allocations                         Series 1999-5     Series 2000-1    Series 2000-2      Series 2000-3     Series 2000-4
---------------------                         -------------     -------------    -------------      -------------     -------------
Group Number                                              2                 1                2                  2                 2
Invested Amount                              500,000,000.00    500,000,000.00   500,000,000.00   1,000,000,000.00  1,212,122,000.00
Adjusted Invested Amount                     500,000,000.00    500,000,000.00   500,000,000.00   1,000,000,000.00  1,212,122,000.00
Principal Funding Account Balance                      0.00              0.00             0.00               0.00              0.00
Series Required Transferor Amount             35,000,000.00     35,000,000.00    35,000,000.00      70,000,000.00     84,848,540.00
Series Allocation Percentage                          2.68%             2.68%            2.68%              5.35%             6.49%
Series Alloc. Finance Charge Collections       9,868,090.88      9,868,090.88     9,868,090.88      19,736,181.76     23,922,660.11
Series Allocable Recoveries                      515,405.38        515,405.38       515,405.38       1,030,810.76      1,249,468.40
Series Alloc. Principal Collections          158,931,409.33    158,931,409.33   158,931,409.33     317,862,818.66    385,288,515.48
Series Allocable Defaulted Amount              2,856,307.16      2,856,307.16     2,856,307.16       5,712,614.32      6,924,385.50

B. Series Allocations                         Series 2000-5     Series 2001-1    Series 2001-2      Series 2001-3     Series 2001-4
---------------------                         -------------     -------------    -------------      -------------     -------------

Group Number                                              2                 2                1                  2                 2
Invested Amount                              787,878,000.00    750,000,000.00   250,000,000.00     750,000,000.00    725,000,000.00
Adjusted Invested Amount                     787,878,000.00    750,000,000.00   250,000,000.00     750,000,000.00    725,000,000.00
Principal Funding Account Balance                      0.00              0.00             0.00               0.00              0.00
Series Required Transferor Amount             55,151,460.00     52,500,000.00    17,500,000.00      52,500,000.00     50,750,000.00
Series Allocation Percentage                          4.22%             4.02%            1.34%              4.02%             3.88%
Series Alloc. Finance Charge Collections      15,549,703.41     14,802,136.32     4,934,045.44      14,802,136.32     14,308,731.78
Series Allocable Recoveries                      812,153.12        773,108.07       257,702.69         773,108.07        747,337.80
Series Alloc. Principal Collections          250,437,121.84    238,397,114.00    79,465,704.67     238,397,114.00    230,450,543.53
Series Allocable Defaulted Amount              4,500,843.15      4,284,460.74     1,428,153.58       4,284,460.74      4,141,645.38

B. Series Allocations                         Series 2001-5     Series 2001-6    Series 2001-7      Series 2002-1     Series 2002-2
---------------------                         -------------     -------------    -------------      -------------     -------------

Group Number                                              2                 2                2                  2                 2
Invested Amount                              500,000,000.00    700,000,000.00   650,000,000.00     920,000,000.00    940,000,000.00
Adjusted Invested Amount                     500,000,000.00    700,000,000.00   650,000,000.00     920,000,000.00    940,000,000.00
Principal Funding Account Balance                      0.00              0.00             0.00               0.00              0.00
Series Required Transferor Amount             35,000,000.00     49,000,000.00    45,500,000.00      64,400,000.00     65,800,000.00
Series Allocation Percentage                          2.68%             3.75%            3.48%              4.93%             5.03%
Series Alloc. Finance Charge Collections       9,868,090.88     13,815,327.23    12,828,518.14      18,157,287.22     18,552,010.85
Series Allocable Recoveries                      515,405.38        721,567.53       670,026.99         948,345.90        968,962.11
Series Alloc. Principal Collections          158,931,409.33    222,503,973.06   206,610,832.13     292,433,793.17    298,791,049.54
Series Allocable Defaulted Amount              2,856,307.16      3,998,830.03     3,713,199.31       5,255,605.18      5,369,857.46

B. Series Allocations                         Series 2002-3     Series 2002-4    Series 2002-5      Series 2002-6     Series 2003-1
---------------------                         -------------     -------------    -------------      -------------     -------------

Group Number                                              2                 2                2                  2                 2
Invested Amount                              920,000,000.00    500,000,000.00   600,000,000.00     720,000,000.00    920,000,000.00
Adjusted Invested Amount                     920,000,000.00    500,000,000.00   600,000,000.00     720,000,000.00    920,000,000.00
Principal Funding Account Balance                      0.00              0.00             0.00               0.00              0.00
Series Required Transferor Amount             64,400,000.00     35,000,000.00    42,000,000.00      50,400,000.00     64,400,000.00
Series Allocation Percentage                          4.93%             2.68%            3.21%              3.86%             4.93%
Series Alloc. Finance Charge Collections      18,157,287.22      9,868,090.88    11,841,709.06      14,210,050.87     18,157,287.22
Series Allocable Recoveries                      948,345.90        515,405.38       618,486.45         742,183.75        948,345.90
Series Alloc. Principal Collections          292,433,793.17    158,931,409.33   190,717,691.20     228,861,229.44    292,433,793.17
Series Allocable Defaulted Amount              5,255,605.18      2,856,307.16     3,427,568.59       4,113,082.31      5,255,605.18

B. Series Allocations                         Series 2003-2     Series 2003-3    Series 2003-4      Series 2004-1     Series 2004-2
---------------------                         -------------     -------------    -------------      -------------     -------------

Group Number                                              2                 2                1                  2                 1
Invested Amount                            1,100,000,000.00    750,000,000.00   680,000,000.00     800,000,000.00    400,000,000.00
Adjusted Invested Amount                   1,100,000,000.00    750,000,000.00   680,000,000.00     800,000,000.00    400,000,000.00
Principal Funding Account Balance                      0.00              0.00             0.00               0.00              0.00
Series Required Transferor Amount             77,000,000.00     52,500,000.00    47,600,000.00      56,000,000.00     28,000,000.00
Series Allocation Percentage                          5.89%             4.02%            3.64%              4.28%             2.14%
Series Alloc. Finance Charge Collections      21,709,799.94     14,802,136.32    13,420,603.60      15,788,945.41      7,894,472.70
Series Allocable Recoveries                    1,133,891.83        773,108.07       700,951.32         824,648.61        412,324.30
Series Alloc. Principal Collections          349,649,100.53    238,397,114.00   216,146,716.69     254,290,254.93    127,145,127.46
Series Allocable Defaulted Amount              6,283,875.76      4,284,460.74     3,884,577.74       4,570,091.46      2,285,045.73


B. Series Allocations                            Series 2004-3                                                           Trust Total
---------------------                            -------------                                                           -----------
Group Number                                                 2
Invested Amount                                 600,000,000.00                                                     18,675,000,000.00
Adjusted Invested Amount                        600,000,000.00                                                     18,675,000,000.00
Principal Funding Account Balance                         0.00                                                                  0.00
Series Required Transferor Amount                42,000,000.00                                                      1,307,250,000.00
Series Allocation Percentage                             3.21%                                                                  100%
Series Alloc. Finance
  Charge Collections                             11,841,709.06                                                        368,573,194.38
Series Allocable Recoveries                         618,486.45                                                         19,250,390.90
Series Alloc. Principal Collections             190,717,691.20                                                      5,936,088,138.49
Series Allocable Defaulted Amount                 3,427,568.59                                                        106,683,072.50

C. Group Allocations
--------------------
1. Group 1 Allocations                                                             Series 2000-1
----------------------                                                             -------------
Invested Amount                                                                   500,000,000.00
Investor Finance Charge Collections                                                 7,672,307.93

Investor Monthly Interest                                                           2,846,835.94
Investor Default Amount                                                             2,220,740.40
Investor Monthly Fees                                                                 833,333.33
Investor Additional Amounts                                                                 0.00
Total                                                                               5,900,909.67

Reallocated Investor Finance
  Charge Collections                                                                8,573,615.14
Available Excess                                                                    2,672,705.47

1. Group 1 Allocations                           Series 2001-2    Series 2003-4    Series 2004-3                       Group 1 Total
----------------------                           -------------    -------------    -------------                       -------------
Invested Amount                                 250,000,000.00   680,000,000.00   600,000,000.00                    2,030,000,000.00
Investor Finance Charge Collections               3,836,153.96    10,434,338.78     9,206,769.51                       31,149,570.18

Investor Monthly Interest                         1,102,063.80       983,878.54     2,966,068.33                        7,898,846.61
Investor Default Amount                           1,110,370.20     3,020,206.94     2,664,888.48                        9,016,206.02
Investor Monthly Fees                               416,666.67     1,133,333.33     1,000,000.00                        3,383,333.33
Investor Additional Amounts                               0.00             0.00             0.00                                0.00
Total                                             2,629,100.67     5,137,418.82     6,630,956.81                       20,298,385.97

Reallocated Investor Finance
  Charge Collections                              3,965,453.40     8,772,298.26     9,838,203.38                       31,149,570.18
Available Excess                                  1,336,352.74     3,634,879.44     3,207,246.57                       10,851,184.21

2. Group 2 Allocations                           Series 1999-5    Series 2000-2    Series 2000-3     Series 2000-4     Series 2000-5
----------------------                           -------------    -------------    -------------     -------------     -------------
Invested Amount                                 500,000,000.00   500,000,000.00 1,000,000,000.00  1,212,122,000.00    787,878,000.00
Investor Finance Charge Collections               7,674,182.93     7,672,307.93    15,344,615.85     18,599,546.46     12,089,685.25

Investor Monthly Interest                           650,270.83       604,322.92     1,205,208.33      1,688,795.37        940,299.39
Investor Default Amount                           2,220,740.40     2,220,740.40     4,441,480.80      5,383,616.59      3,499,345.01
Investor Monthly Fees                               833,333.33       833,333.33     1,666,666.67      2,020,203.33      1,313,130.00
Investor Additional Amounts                               0.00             0.00             0.00              0.00              0.00
Total                                             3,704,344.57     3,658,396.65     7,313,355.80      9,092,615.29      5,752,774.40

Reallocated Investor Finance
  Charge Collections                              7,716,954.66     7,671,006.75    15,338,575.99     18,820,161.24     12,075,668.84
Investment Funding Account Proceeds                                                                           0.00
Available Excess                                  4,014,485.10     4,012,610.10     8,025,220.20      9,727,545.95      6,322,894.44

2. Group 2 Allocations                           Series 2001-1    Series 2001-3    Series 2001-4     Series 2001-5     Series 2001-6
----------------------                           -------------    -------------    -------------     -------------     -------------
Invested Amount                                 750,000,000.00   750,000,000.00   725,000,000.00    500,000,000.00    700,000,000.00
Investor Finance Charge Collections              11,508,461.89    11,508,461.89    11,124,846.49      7,672,307.93     10,741,231.10

Investor Monthly Interest                           897,093.75       889,937.50       860,272.92        612,812.50        824,395.83
Investor Default Amount                           3,331,110.60     3,331,110.60     3,220,073.58      2,220,740.40      3,109,036.56
Investor Monthly Fees                             1,250,000.00     1,250,000.00     1,208,333.33        833,333.33      1,166,666.67
Investor Additional Amounts                               0.00             0.00             0.00              0.00              0.00
Total                                             5,478,204.35     5,471,048.10     5,288,679.83      3,666,886.23      5,100,099.06

Reallocated Investor Finance
  Charge Collections                             11,497,119.50    11,489,963.25    11,106,964.47      7,679,496.33     10,717,753.20
Investment Funding Account Proceeds
Available Excess                                  6,018,915.15     6,018,915.15     5,818,284.64      4,012,610.10      5,617,654.14




2. Group 2 Allocations                           Series 2001-7   Series 2002-1    Series 2002-2     Series 2002-3     Series 2002-4
----------------------                           -------------   -------------    -------------     -------------     -------------
Invested Amount                                 650,000,000.00  920,000,000.00   940,000,000.00    920,000,000.00    500,000,000.00
Investor Finance Charge Collections               9,974,000.30   14,117,046.58    14,423,938.90     14,117,046.58      7,672,307.93

Investor Monthly Interest                           765,943.75    1,080,233.33     1,103,090.00      1,079,006.67        560,020.83
Investor Default Amount                           2,886,962.52    4,086,162.33     4,174,991.95      4,086,162.33      2,220,740.40
Investor Monthly Fees                             1,083,333.33    1,533,333.33     1,566,666.67      1,533,333.33        833,333.33
Investor Additional Amounts                               0.00            0.00             0.00              0.00              0.00
Total                                             4,736,239.60    6,699,729.00     6,844,748.62      6,698,502.33      3,614,094.57

Reallocated Investor Finance Charge Collections   9,952,632.73   14,082,931.58    14,388,455.60     14,081,704.91      7,626,704.66
Investment Funding Account Proceeds
Available Excess                                  5,216,393.13    7,383,202.58     7,543,706.98      7,383,202.58      4,012,610.10

2. Group 2 Allocations                           Series 2002-5   Series 2002-6    Series 2003-1     Series 2003-2     Series 2003-3
----------------------                           -------------   -------------    -------------     -------------     -------------
Invested Amount                                 600,000,000.00  720,000,000.00   920,000,000.00  1,100,000,000.00    750,000,000.00
Investor Finance Charge Collections               9,206,769.51   11,048,123.41    14,117,046.58     16,879,077.44     11,508,461.89

Investor Monthly Interest                           731,250.00      862,650.00     1,080,233.33      1,289,383.33        878,125.00
Investor Default Amount                           2,664,888.48    3,197,866.17     4,086,162.33      4,885,628.88      3,331,110.60
Investor Monthly Fees                             1,000,000.00    1,200,000.00     1,533,333.33      1,833,333.33      1,250,000.00
Investor Additional Amounts                               0.00            0.00             0.00              0.00              0.00
Total                                             4,396,138.48    5,260,516.17     6,699,729.00      8,008,345.54      5,459,235.60

Reallocated Investor Finance Charge Collections   9,211,270.60   11,038,674.72    14,082,931.58     16,836,087.76     11,478,150.75
Investment Funding Account Proceeds
Available Excess                                  4,815,132.12    5,778,158.54     7,383,202.58      8,827,742.22      6,018,915.15

2. Group 2 Allocations                           Series 2004-1   Series 2004-2                                        Group 2 Total
----------------------                           -------------   -------------                                        -------------
Invested Amount                                 800,000,000.00  400,000,000.00                                    16,645,000,000.00
Investor Finance Charge Collections              12,275,692.68    6,137,846.34                                       255,413,005.87

Investor Monthly Interest                           915,866.67      642,013.89                                        20,161,226.15
Investor Default Amount                           3,553,184.64    1,776,592.32                                        73,928,447.88
Investor Monthly Fees                             1,333,333.33      666,666.67                                        27,741,666.67
Investor Additional Amounts                               0.00            0.00                                                 0.00
Total                                             5,802,384.64    3,085,272.87                                       121,831,340.70

Reallocated Investor Finance Charge Collections  12,222,560.80    6,295,360.95                                       255,411,130.87
Investment Funding Account Proceeds                                                                                            0.00
Available Excess                                  6,420,176.16    3,210,088.08                                       133,581,665.17

                                                       GROUP I        GROUP II
                                                       -------         --------
Group Investor Finance Charge Collections        31,149,570.18  255,411,130.87
Group Expenses                                   20,298,385.97  121,831,340.70
Reallocable Investor Finance Charge Collections  10,851,184.21  133,579,790.17




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                             238,425,674
61-90 Days Delinquent:                             134,242,508
90+ Days Delinquent:                               223,038,876
Total 30+ Days Delinquent:                         595,707,058




II. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series        Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations         Interest          Interest
----------------------------------                    -----------      -------------       -----------
Beginning Invested /Transferor Amount               643,097,942.30    500,000,000.00    143,097,942.30
Beginning Adjusted Invested Amount                             N/A    500,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables               9,868,090.88      7,674,182.93      2,195,782.95
Collections of Principal Receivables                158,931,409.33    123,567,033.01     35,364,376.32
Defaulted Amount                                      2,856,307.16      2,220,740.40        635,566.76

Ending Invested / Transferor Amounts                638,369,470.95    500,000,000.00    138,369,470.95


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                               2,062,500.00              0.00              0.00      2,062,500.00

Coupon  June 15, 2004 to July 14, 2004                     1.4788%           1.7188%           2.1387%
Monthly Interest Due                                    508,320.31         57,291.67         84,658.85        650,270.83
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      508,320.31         57,291.67         84,658.85        650,270.83
Investor Default Amount                               1,832,110.83        177,659.23        210,970.34      2,220,740.40
Investor Monthly Fees Due                               687,500.00         66,666.67         79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                             3,027,931.14        301,617.57        374,795.86      3,704,344.57

Reallocated Investor Finance Charge Collections                                                             7,716,954.66
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                     1,875.00
Series Adjusted Portfolio Yield                                                                                 12.9471%
Base Rate                                                                                                        3.6101%
Excess Spread Percentage                                                                                         9.6348%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                                  508,320.31         57,291.67         84,658.85        650,270.83
Principal Deposits - Prin. Funding Account          412,500,000.00     40,000,000.00              0.00    452,500,000.00
Principal Distributions                             412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Total Distributions                                 413,008,320.31     40,057,291.67     47,584,658.85    500,650,270.83
Ending Certificates Balance                                   0.00              0.00              0.00              0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                           $1,001.23

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.23

     3.  Amount of the distribution in
         respect of Class A Outstanding Monthly Interest:                $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                               $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate principal amount:                   $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of Class A
         Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                       $1,001.43

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.43

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                               $1,000.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate principal amount:               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                       $47,584,658.85

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $84,658.85

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                     $47,500,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $6,368,034.47

         a.   Class A Monthly Interest:                            $508,320.31
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,832,110.83
         e.   Excess Spread:                                     $4,027,603.33

     2.  Class B Available Funds:                                  $617,506.37

         a.   Class B Monthly Interest:                             $57,291.67
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $560,214.71

     3.  Collateral Available Funds:                               $733,288.82

         a. Excess Spread:                                         $733,288.82

     4.  Total Excess Spread:                                    $5,321,106.86

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 1999-5 Allocable Principal
         Collections:                                          $158,931,409.33

     3.  Principal Allocation Percentage of
         Series 1999-5 Allocable Principal
         Collections:                                          $123,567,033.01

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $123,567,033.01

     6.  Shared Principal Collections from other
         Series allocated to Series 1999-5:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,220,740.40

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $125,787,773.41

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                                       N/A

     2.  Required Collateral Invested Amount:                              N/A

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     4.  Treated as Shared Principal Collections:                          N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                            $452,500,000.00

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:              $47,500,000.00

     3.  Principal Distribution:                               $500,000,000.00

     4.  Treated as Shared Principal Collections:                        $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

     1.  Excess Spread:                                          $5,321,106.86
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $177,659.23
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $84,658.85
     9.  Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $210,970.34
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $4,014,485.10

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.6101%
         b.   Prior Monthly Period                                     3.5393%
         c.   Second Prior Monthly Period                              3.3427%

     2.  Three Month Average Base Rate                                 3.4974%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.9471%
         b.   Prior Monthly Period                                    12.5491%
         c.   Second Prior Monthly Period                             12.3213%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.6058%



III. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series        Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations       Interest           Interest
----------------------------------                     -----------     --------------      -----------
Beginning Invested /Transferor Amount               643,097,942.30    500,000,000.00    143,097,942.30
Beginning Adjusted Invested Amount                             N/A    500,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables               9,868,090.88      7,672,307.93      2,195,782.95
Collections of Principal Receivables                158,931,409.33    123,567,033.01     35,364,376.32
Defaulted Amount                                      2,856,307.16      2,220,740.40        635,566.76

Ending Invested / Transferor Amounts                638,369,470.95    500,000,000.00    138,369,470.95


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     7.2000%           7.4000%           2.1387%
Monthly Interest Due                                  2,595,000.00        185,000.00         66,835.94      2,846,835.94
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                    2,595,000.00        185,000.00         66,835.94      2,846,835.94
Investor Default Amount                               1,920,940.45        133,244.42        166,555.53      2,220,740.40
Investor Monthly Fees Due                               720,833.33         50,000.00         62,500.00        833,333.33
Investor Additional Amounts Due
Total Due                                             5,236,773.78        368,244.42        295,891.47      5,900,909.67

Reallocated Investor Finance Charge Collections                                                             8,573,615.14
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 14.9600%
Base Rate                                                                                                        8.9551%
Excess Spread Percentage                                                                                         6.4145%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      432,500,000.00     30,000,000.00     37,500,000.00    500,000,000.00
Interest Distributions                                2,595,000.00        185,000.00         66,835.94      2,846,835.94
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                   2,595,000.00        185,000.00         66,835.94      2,846,835.94
Ending Certificates Balance                         432,500,000.00     30,000,000.00     37,500,000.00    500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution                                $6.00

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $6.00

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest                                                $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate principal amount:                   $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of Class A
         Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $6.17

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $6.17

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $66,835.94

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $66,835.94

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1   Class A Available Funds:                                $7,416,177.10

         a.   Class A Monthly Interest:                          $2,595,000.00
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,920,940.45
         e.   Excess Spread:                                     $2,900,236.65

     2.  Class B Available Funds:                                  $514,416.91

         a.   Class B Monthly Interest:                            $185,000.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $329,416.91

     3.  Collateral Available Funds:                               $643,021.14

         a. Excess Spread:                                         $643,021.14

     4.  Total Excess Spread:                                    $3,872,674.70

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2000-1 Allocable Principal
         Collections:                                          $158,931,409.33

     3.  Principal Allocation Percentage of
         Series 2000-1 Allocable Principal
         Collections:                                          $123,567,033.01

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $123,567,033.01

     6.  Shared Principal Collections from other
         Series allocated to Series 2000-1:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,220,740.40

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $125,787,773.41

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $37,500,000.00

     2.  Required Collateral Invested Amount:                   $37,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $125,787,773.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.  Excess Spread:                                          $3,872,674.70
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $133,244.42
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $66,835.94
     9.  Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $166,555.53
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $2,672,705.47

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   8.9551%
         b.   Prior Monthly Period                                     9.2477%
         c.   Second Prior Monthly Period                              8.3950%

     2.  Three Month Average Base Rate                                 8.8659%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  14.9600%
         b.   Prior Monthly Period                                    15.1856%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          14.1543%



IV. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest             Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               643,097,942.30    500,000,000.00    143,097,942.30
Beginning Adjusted Invested Amount                             N/A    500,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables               9,868,090.88      7,672,307.93      2,195,782.95
Collections of Principal Receivables                158,931,409.33    123,567,033.01     35,364,376.32
Defaulted Amount                                      2,856,307.16      2,220,740.40        635,566.76

Ending Invested / Transferor Amounts                638,369,470.95    500,000,000.00    138,369,470.95


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.4038%           1.5888%           1.7388%
Monthly Interest Due                                    482,539.06         52,958.33         68,825.52        604,322.92
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      482,539.06         52,958.33         68,825.52        604,322.92
Investor Default Amount                               1,832,110.83        177,659.23        210,970.34      2,220,740.40
Investor Monthly Fees Due                               687,500.00         66,666.67         79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                             3,002,149.89        297,284.23        358,962.53      3,658,396.65

Reallocated Investor Finance Charge Collections                                                             7,671,006.75
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.8345%
Base Rate                                                                                                        3.4983%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                                  482,539.06         52,958.33         68,825.52        604,322.92
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     482,539.06         52,958.33         68,825.52        604,322.92
Ending Certificates Balance                         412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution                                $1.17

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.17

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest                                                $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.32

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.32

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $68,825.52

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $68,825.52

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $6,328,580.57

         a.   Class A Monthly Interest:                            $482,539.06
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,832,110.83
         e.   Excess Spread:                                     $4,013,930.67

     2.  Class B Available Funds:                                  $613,680.54

         a.   Class B Monthly Interest:                             $52,958.33
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $560,722.21

     3.  Collateral Available Funds:                               $728,745.64

          a. Excess Spread:                                        $728,745.64

     4.  Total Excess Spread:                                    $5,303,398.52

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2000-2 Allocable Principal
         Collections:                                          $158,931,409.33

     3.  Principal Allocation Percentage of
         Series 2000-2 Allocable Principal
         Collections:                                          $123,567,033.01

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $123,567,033.01

     6.  Shared Principal Collections from other
         Series allocated to Series 2000-2:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,220,740.40

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $125,787,773.41

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $47,500,000.00

     2.  Required Collateral Invested Amount:                   $47,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $125,787,773.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.  Excess Spread:                                          $5,303,398.52
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $177,659.23
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $68,825.52
     9.  Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $210,970.34
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $4,012,610.10

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4983%
         b.   Prior Monthly Period                                     3.4661%
         c.   Second Prior Monthly Period                              3.2694%

     2.  Three Month Average Base Rate                                 3.4113%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.8345%
         b.   Prior Monthly Period                                    12.4783%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5433%



V. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations       Interest            Interest
----------------------------------                     -----------    --------------        ----------
Beginning Invested /Transferor Amount             1,286,195,884.60  1,000,000,000.00    286,195,884.60
Beginning Adjusted Invested Amount                             N/A  1,000,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              19,736,181.76     15,344,615.85      4,391,565.91
Collections of Principal Receivables                317,862,818.66    247,134,066.02     70,728,752.64
Defaulted Amount                                      5,712,614.32      4,441,480.80      1,271,133.53

Ending Invested / Transferor Amounts              1,276,738,941.90  1,000,000,000.00    276,738,941.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest                Total

Principal Funding Account                                     0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00                0.00
Reserve Draw Amount                                           0.00              0.00              0.00                0.00
Available Reserve Account Amount                              0.00              0.00              0.00                0.00
Reserve Account Surplus                                       0.00              0.00              0.00                0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3987%           1.5888%           1.7388%
Monthly Interest Due                                    961,640.63        105,916.67        137,651.04        1,205,208.33
Outstanding Monthly Interest Due                              0.00              0.00              0.00                0.00
Additional Interest Due                                       0.00              0.00              0.00                0.00
Total Interest Due                                      961,640.63        105,916.67        137,651.04        1,205,208.33
Investor Default Amount                               3,664,221.66        355,318.46        421,940.68        4,441,480.80
Investor Monthly Fees Due                             1,375,000.00        133,333.33        158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,000,862.28        594,568.46        717,925.05        7,313,355.80

Reallocated Investor Finance Charge Collections                                                              15,338,575.99
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   12.8305%
Base Rate                                                                                                          3.4941%
Excess Spread Percentage                                                                                           9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest                Total
--------------------------------------------               -------           -------        ----------               -----

Beginning Certificates Balance                      825,000,000.00     80,000,000.00     95,000,000.00    1,000,000,000.00
Interest Distributions                                  961,640.63        105,916.67        137,651.04        1,205,208.33
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00                0.00
Principal Distributions                                       0.00              0.00              0.00                0.00
Total Distributions                                     961,640.63        105,916.67        137,651.04        1,205,208.33
Ending Certificates Balance                         825,000,000.00     80,000,000.00     95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.17

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.17

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest                                                $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.32

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.32

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $137,651.04

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $137,651.04

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $12,654,325.20

         a.   Class A Monthly Interest:                            $961,640.63
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,664,221.66
         e.   Excess Spread:                                     $8,028,462.91

     2.  Class B Available Funds:                                $1,227,086.08

         a.   Class B Monthly Interest:                            $105,916.67
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,121,169.41

     3.  Collateral Available Funds:                             $1,457,164.72

         a.   Excess Spread:                                     $1,457,164.72

     4.  Total Excess Spread:                                   $10,606,797.04

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2000-3 Allocable Principal
         Collections:                                          $317,862,818.66

     3.  Principal Allocation Percentage of
         Series 2000-3 Allocable Principal
         Collections:                                          $247,134,066.02

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $247,134,066.02

     6.  Shared Principal Collections from other
         Series allocated to Series 2000-3:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,441,480.80

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $251,575,546.82

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $95,000,000.00

     2.  Required Collateral Invested Amount:                   $95,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $251,575,546.82

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.  Excess Spread:                                         $10,606,797.04
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $355,318.46
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $137,651.04
     9.  Applied to unpaid Monthly Servicing Fee:                $1,666,666.67
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $421,940.68
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $8,025,220.20

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4941%
         b.   Prior Monthly Period                                     3.4523%
         c.   Second Prior Monthly Period                              3.2556%

     2.  Three Month Average Base Rate                                 3.4007%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.8305%
         b.   Prior Monthly Period                                    12.4649%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5375%



VI. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations       Interest           Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount             1,559,026,328.03  1,212,122,000.00    346,904,328.03
Beginning Adjusted Invested Amount                             N/A  1,212,122,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              23,922,660.11     18,599,546.46      5,323,113.65
Collections of Principal Receivables                385,288,515.48    299,556,638.37     85,731,877.11
Defaulted Amount                                      6,924,385.50      5,383,616.59      1,540,768.91

Ending Invested / Transferor Amounts              1,547,563,359.73  1,212,122,000.00    335,441,359.73


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest                Total
--------------------------------------                     -------           -------       -----------               -----

Principal Funding Account                                     0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00                0.00
Reserve Draw Amount                                           0.00              0.00              0.00                0.00
Available Reserve Account Amount                              0.00              0.00              0.00                0.00
Reserve Account Surplus                                       0.00              0.00              0.00                0.00

Coupon  June 15, 2004 to July 14, 2004                     1.6450%           1.8700%           1.7388%
Monthly Interest Due                                  1,370,833.33        151,111.58        166,850.45        1,688,795.37
Outstanding Monthly Interest Due                              0.00              0.00              0.00                0.00
Additional Interest Due                                       0.00              0.00              0.00                0.00
Total Interest Due                                    1,370,833.33        151,111.58        166,850.45        1,688,795.37
Investor Default Amount                               4,441,480.80        430,690.39        511,445.40        5,383,616.59
Investor Monthly Fees Due                             1,666,666.67        161,616.67        191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                             7,478,980.80        743,418.64        870,215.85        9,092,615.29

Reallocated Investor Finance Charge Collections                                                              18,820,161.24
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   13.0519%
Base Rate                                                                                                          3.7229%
Excess Spread Percentage                                                                                           9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest               Total
--------------------------------------------               -------           -------        ----------              -----

Beginning Certificates Balance                    1,000,000,000.00     96,970,000.00    115,152,000.00    1,212,122,000.00
Interest Distributions                                1,370,833.33        151,111.58        166,850.45        1,688,795.37
Interest Deposits - Interest Funding Account         (1,370,833.33)      (151,111.58)             0.00       (1,521,944.92)
Interest Funding Account Distributions                        0.00              0.00              0.00                0.00
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00                0.00
Principal Distributions                                       0.00              0.00              0.00                0.00
Total Distributions                                           0.00              0.00        166,850.45          166,850.45
Ending Interest Funding Account Balance               1,370,833.33        151,111.58              0.00        1,521,944.92
Ending Certificates Balance                       1,000,000,000.00     96,970,000.00    115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution                                $1.37

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.37

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest                                                $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of Class A
         Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.56

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.56

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $166,850.45

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $166,850.45

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds
              (Includes Int. Income from IFA):                  $15,526,622.93

         a.   Class A Monthly Interest:                          $1,370,833.33
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $4,441,480.80
         e.   Excess Spread:                                     $9,714,308.80

     2.  Class B Available Funds:                                $1,505,616.63

         a.   Class B Monthly Interest:                            $151,111.58
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,354,505.04

     3.  Collateral Available Funds:                             $1,787,921.68

         a.   Excess Spread:                                     $1,787,921.68

     4.  Total Excess Spread:                                   $12,856,735.53

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2000-4 Allocable Principal
         Collections:                                          $385,288,515.48

     3.  Principal Allocation Percentage of
         Series 2000-4 Allocable Principal
         Collections:                                          $299,556,638.37

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $299,556,638.37

     6.  Shared Principal Collections from other
         Series allocated to Series 2000-4:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $5,383,616.59

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $304,940,254.96

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                           $115,152,000.00

     2.  Required Collateral Invested Amount:                  $115,152,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $304,940,254.96

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.  Excess Spread:                                         $12,856,735.53
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $430,690.39
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $166,850.45
     9.  Applied to unpaid Monthly Servicing Fee:                $2,020,203.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $511,445.40
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $9,727,545.95

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.7229%
         b.   Prior Monthly Period                                     3.4370%
         c.   Second Prior Monthly Period                              3.2403%

     2.  Three Month Average Base Rate                                 3.4667%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  13.0519%
         b.   Prior Monthly Period                                    12.4521%
         c.   Second Prior Monthly Period                             12.3181%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.6073%



VII. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations       Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount             1,013,365,441.17    787,878,000.00    225,487,441.17
Beginning Adjusted Invested Amount                             N/A    787,878,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              15,549,703.41     12,089,685.25      3,460,018.16
Collections of Principal Receivables                250,437,121.84    194,711,493.67     55,725,628.17
Defaulted Amount                                      4,500,843.15      3,499,345.01      1,001,498.14

Ending Invested / Transferor Amounts              1,005,914,524.06    787,878,000.00    218,036,524.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3788%           1.6187%           1.7388%
Monthly Interest Due                                    746,822.92         85,024.84        108,451.63        940,299.39
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      746,822.92         85,024.84        108,451.63        940,299.39
Investor Default Amount                               2,886,962.52        279,946.53        332,435.95      3,499,345.01
Investor Monthly Fees Due                             1,083,333.33        105,050.00        124,746.67      1,313,130.00
Investor Additional Amounts Due
Total Due                                             4,717,118.77        470,021.38        565,634.25      5,752,774.40

Reallocated Investor Finance Charge Collections                                                            12,075,668.84
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.8166%
Base Rate                                                                                                        3.4798%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A           Class B          Interest              Total
--------------------------------------------              -------           -------         ----------             -----

Beginning Certificates Balance                      650,000,000.00     63,030,000.00     74,848,000.00    787,878,000.00
Interest Distributions                                  746,822.92         85,024.84        108,451.63        940,299.39
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     746,822.92         85,024.84        108,451.63        940,299.39
Ending Certificates Balance                         650,000,000.00     63,030,000.00     74,848,000.00    787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.15

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.15

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest                                                $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.35

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.35

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $108,451.63

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $108,451.63

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,962,436.76

         a.   Class A Monthly Interest:                            $746,822.92
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,886,962.52
         e.   Excess Spread:                                     $6,328,651.32

     2.  Class B Available Funds:                                  $966,049.83

         a.   Class B Monthly Interest:                             $85,024.84
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $881,024.98

     3.  Collateral Available Funds:                             $1,147,182.26

         a.   Excess Spread:                                     $1,147,182.26

     4.  Total Excess Spread:                                    $8,356,858.56

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2000-5 Allocable Principal
         Collections:                                          $250,437,121.84

     3.  Principal Allocation Percentage of
         Series 2000-5 Allocable Principal
         Collections:                                          $194,711,493.67

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $194,711,493.67

     6.  Shared Principal Collections from other
         Series allocated to Series 2000-5:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,499,345.01

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $198,210,838.68

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $74,848,000.00

     2.  Required Collateral Invested Amount:                   $74,848,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $198,210,838.68

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.  Excess Spread:                                          $8,356,858.56
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $279,946.53
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $108,451.63
     9.  Applied to unpaid Monthly Servicing Fee:                $1,313,130.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $332,435.95
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $6,322,894.44

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4798%
         b.   Prior Monthly Period                                     3.4428%
         c.   Second Prior Monthly Period                              3.2461%

     2.  Three Month Average Base Rate                                 3.3896%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.8166%
         b.   Prior Monthly Period                                    12.4558%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5299%



VIII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               964,646,913.45    750,000,000.00    214,646,913.45
Beginning Adjusted Invested Amount                             N/A    750,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              14,802,136.32     11,508,461.89      3,293,674.43
Collections of Principal Receivables                238,397,114.00    185,350,549.52     53,046,564.48
Defaulted Amount                                      4,284,460.74      3,331,110.60        953,350.14

Ending Invested / Transferor Amounts                957,554,206.42    750,000,000.00    207,554,206.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3788%           1.6587%           1.7388%
Monthly Interest Due                                    710,917.97         82,937.50        103,238.28        897,093.75
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      710,917.97         82,937.50        103,238.28        897,093.75
Investor Default Amount                               2,748,166.24        266,488.85        316,455.51      3,331,110.60
Investor Monthly Fees Due                             1,031,250.00        100,000.00        118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,490,334.21        449,426.35        538,443.79      5,478,204.35

Reallocated Investor Finance Charge Collections                                                            11,497,119.50
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.8198%
Base Rate                                                                                                        3.4831%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00
Interest Distributions                                  710,917.97         82,937.50        103,238.28        897,093.75
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     710,917.97         82,937.50        103,238.28        897,093.75
Ending Certificates Balance                         618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution                                $1.15

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.15

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest                                                $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.38

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.38

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $103,238.28

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $103,238.28

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,485,123.58

         a.   Class A Monthly Interest:                            $710,917.97
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,748,166.24
         e.   Excess Spread:                                     $6,026,039.37

     2.  Class B Available Funds:                                  $919,769.56

         a.   Class B Monthly Interest:                             $82,937.50
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $836,832.06

     3.  Collateral Available Funds:                             $1,092,226.35

         a.   Excess Spread:                                     $1,092,226.35

     4.  Total Excess Spread:                                    $7,955,097.78

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2001-1 Allocable Principal
         Collections:                                          $238,397,114.00

     3.  Principal Allocation Percentage of
         Series 2001-1 Allocable Principal
         Collections:                                          $185,350,549.52

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $185,350,549.52

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-1:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,331,110.60

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $188,681,660.11

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $71,250,000.00

     2.  Required Collateral Invested Amount:                   $71,250,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $188,681,660.11

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.  Excess Spread:                                          $7,955,097.78
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $266,488.85
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $103,238.28
     9.  Applied to unpaid Monthly Servicing Fee:                $1,250,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $316,455.51
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $6,018,915.15

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4831%
         b.   Prior Monthly Period                                     3.4557%
         c.   Second Prior Monthly Period                              3.2590%

     2.  Three Month Average Base Rate                                 3.3992%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.8198%
         b.   Prior Monthly Period                                    12.4682%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5350%



IX. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               321,548,971.15    250,000,000.00     71,548,971.15
Beginning Adjusted Invested Amount                             N/A    250,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables               4,934,045.44      3,836,153.96      1,097,891.48
Collections of Principal Receivables                 79,465,704.67     61,783,516.51     17,682,188.16
Defaulted Amount                                      1,428,153.58      1,110,370.20        317,783.38

Ending Invested / Transferor Amounts                319,184,735.47    250,000,000.00     69,184,735.47


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     5.5300%           5.8300%           2.0888%
Monthly Interest Due                                    996,552.08         72,875.00         32,636.72      1,102,063.80
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      996,552.08         72,875.00         32,636.72      1,102,063.80
Investor Default Amount                                 960,470.22         66,622.21         83,277.76      1,110,370.20
Investor Monthly Fees Due                               360,416.67         25,000.00         31,250.00        416,666.67
Investor Additional Amounts Due
Total Due                                             2,317,438.97        164,497.21        147,164.48      2,629,100.67

Reallocated Investor Finance Charge Collections                                                             3,965,453.40
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 13.4465%
Base Rate                                                                                                        7.3912%
Excess Spread Percentage                                                                                         6.4145%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
C. Certificates - Balances and Distributions               Class A           Class B        Interest               Total
--------------------------------------------               -------           -------       ----------              -----

Beginning Certificates Balance                      216,250,000.00     15,000,000.00     18,750,000.00    250,000,000.00
Interest Distributions                                  996,552.08         72,875.00         32,636.72      1,102,063.80
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     996,552.08         72,875.00         32,636.72      1,102,063.80
Ending Certificates Balance                         216,250,000.00     15,000,000.00     18,750,000.00    250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $4.61

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $4.61

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest                                                $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $4.86

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $4.86

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $32,636.72

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $32,636.72

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $3,430,117.19

         a.   Class A Monthly Interest:                            $996,552.08
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):        $960,470.22
         e.   Excess Spread:                                     $1,473,094.89

     2.  Class B Available Funds:                                  $237,927.20

         a.   Class B Monthly Interest:                             $72,875.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $165,052.20

     3.  Collateral Available Funds:                               $297,409.01

         a.   Excess Spread:                                       $297,409.01

     4.  Total Excess Spread:                                    $1,935,556.10

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2001-2 Allocable Principal
         Collections:                                           $79,465,704.67

     3.  Principal Allocation Percentage of
         Series 2001-2 Allocable Principal
         Collections:                                           $61,783,516.51

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                   $61,783,516.51

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-2:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $1,110,370.20

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                                $62,893,886.70

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $18,750,000.00

     2.  Required Collateral Invested Amount:                   $18,750,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:               $62,893,886.70

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.  Excess Spread:                                          $1,935,556.10
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                   $66,622.21
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $32,636.72
     9.  Applied to unpaid Monthly Servicing Fee:                  $416,666.67
     10. Collateral Default Amount treated as
         Available Principal Collections:                           $83,277.76
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $1,336,352.74

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   7.3912%
         b.   Prior Monthly Period                                     7.6300%
         c.   Second Prior Monthly Period                              6.9286%

     2.  Three Month Average Base Rate                                 7.3166%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  13.4465%
         b.   Prior Monthly Period                                    12.6218%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.7952%



X. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               964,646,913.45    750,000,000.00    214,646,913.45
Beginning Adjusted Invested Amount                             N/A    750,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              14,802,136.32     11,508,461.89      3,293,674.43
Collections of Principal Receivables                238,397,114.00    185,350,549.52     53,046,564.48
Defaulted Amount                                      4,284,460.74      3,331,110.60        953,350.14

Ending Invested / Transferor Amounts                957,554,206.42    750,000,000.00    207,554,206.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3687%           1.6187%           1.7388%
Monthly Interest Due                                    705,761.72         80,937.50        103,238.28        889,937.50
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      705,761.72         80,937.50        103,238.28        889,937.50
Investor Default Amount                               2,748,166.24        266,488.85        316,455.51      3,331,110.60
Investor Monthly Fees Due                             1,031,250.00        100,000.00        118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,485,177.96        447,426.35        538,443.79      5,471,048.10

Reallocated Investor Finance Charge Collections                                                            11,489,963.25
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.8085%
Base Rate                                                                                                        3.4715%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00
Interest Distributions                                  705,761.72         80,937.50        103,238.28        889,937.50
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     705,761.72         80,937.50        103,238.28        889,937.50
Ending Certificates Balance                         618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.14

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.14

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original  certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.35

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.35

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $103,238.28

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $103,238.28

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,479,219.68

         a.   Class A Monthly Interest:                            $705,761.72
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,748,166.24
         e.   Excess Spread:                                     $6,025,291.72

     2.  Class B Available Funds:                                  $919,197.06

         a.   Class B Monthly Interest:                             $80,937.50
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $838,259.56

     3.  Collateral Available Funds:                             $1,091,546.51

         a.   Excess Spread:                                     $1,091,546.51

     4.  Total Excess Spread:                                    $7,955,097.78

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2001-3 Allocable Principal
         Collections:                                          $238,397,114.00

     3.  Principal Allocation Percentage of
         Series 2001-3 Allocable Principal
         Collections:                                          $185,350,549.52

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $185,350,549.52

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-3                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,331,110.60

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $188,681,660.11

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $71,250,000.00

     2.  Required Collateral Invested Amount:                   $71,250,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $188,681,660.11

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.  Excess Spread:                                          $7,955,097.78
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $266,488.85
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $103,238.28
     9.  Applied to unpaid Monthly Servicing Fee:                $1,250,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $316,455.51
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $6,018,915.15

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4715%
         b.   Prior Monthly Period                                     3.4344%
         c.   Second Prior Monthly Period                              3.2378%

     2.  Three Month Average Base Rate                                 3.3812%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.8085%
         b.   Prior Monthly Period                                    12.4477%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5245%



XII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest             Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               932,492,016.33    725,000,000.00    207,492,016.33
Beginning Adjusted Invested Amount                             N/A    725,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              14,308,731.78     11,124,846.49      3,183,885.28
Collections of Principal Receivables                230,450,543.53    179,172,197.87     51,278,345.66
Defaulted Amount                                      4,141,645.38      3,220,073.58        921,571.81

Ending Invested / Transferor Amounts                925,635,732.88    725,000,000.00    200,635,732.88


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3687%           1.6187%           1.7388%
Monthly Interest Due                                    682,236.33         78,239.58         99,797.01        860,272.92
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      682,236.33         78,239.58         99,797.01        860,272.92
Investor Default Amount                               2,656,560.70        257,605.89        305,906.99      3,220,073.58
Investor Monthly Fees Due                               996,875.00         96,666.67        114,791.67      1,208,333.33
Investor Additional Amounts Due
Total Due                                             4,335,672.03        432,512.14        520,495.66      5,288,679.83

Reallocated Investor Finance Charge Collections                                                            11,106,964.47
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.8085%
Base Rate                                                                                                        3.4715%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      598,125,000.00     58,000,000.00     68,875,000.00    725,000,000.00
Interest Distributions                                  682,236.33         78,239.58         99,797.01        860,272.92
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     682,236.33         78,239.58         99,797.01        860,272.92
Ending Certificates Balance                         598,125,000.00     58,000,000.00     68,875,000.00    725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.14

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.14

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original  certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per
         $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.35

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.35

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $99,797.01

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $99,797.01

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,163,245.69

         a.   Class A Monthly Interest:                            $682,236.33
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,656,560.70
         e.   Excess Spread:                                     $5,824,448.66

     2.  Class B Available Funds:                                  $888,557.16

         a.   Class B Monthly Interest:                             $78,239.58
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $810,317.57

     3.  Collateral Available Funds:                             $1,055,161.62

         a.   Excess Spread:                                     $1,055,161.62

     4.  Total Excess Spread:                                    $7,689,927.86

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2001-4 Allocable Principal
         Collections:                                          $230,450,543.53

     3.  Principal Allocation Percentage of
         Series 2001-4 Allocable Principal
         Collections:                                          $179,172,197.87

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $179,172,197.87

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-4                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,220,073.58

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $182,392,271.44

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $68,875,000.00

     2.  Required Collateral Invested Amount:                   $68,875,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $182,392,271.44

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.  Excess Spread:                                          $7,689,927.86
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $257,605.89
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $99,797.01
     9.  Applied to unpaid Monthly Servicing Fee:                $1,208,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $305,906.99
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,818,284.64

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4715%
         b.   Prior Monthly Period                                     3.4440%
         c.   Second Prior Monthly Period                              3.2474%

     2.  Three Month Average Base Rate                                 3.3876%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.8085%
         b.   Prior Monthly Period                                    12.4570%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5276%



XII. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               643,097,942.30    500,000,000.00    143,097,942.30
Beginning Adjusted Invested Amount                             N/A    500,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables               9,868,090.88      7,672,307.93      2,195,782.95
Collections of Principal Receivables                158,931,409.33    123,567,033.01     35,364,376.32
Defaulted Amount                                      2,856,307.16      2,220,740.40        635,566.76

Ending Invested / Transferor Amounts                638,369,470.95    500,000,000.00    138,369,470.95


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.4188%           1.6888%           1.7388%
Monthly Interest Due                                    487,695.31         56,291.67         68,825.52        612,812.50
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      487,695.31         56,291.67         68,825.52        612,812.50
Investor Default Amount                               1,832,110.83        177,659.23        210,970.34      2,220,740.40
Investor Monthly Fees Due                               687,500.00         66,666.67         79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                             3,007,306.14        300,617.57        358,962.53      3,666,886.23

Reallocated Investor Finance Charge Collections                                                             7,679,496.33
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.8545%
Base Rate                                                                                                        3.5190%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                                  487,695.31         56,291.67         68,825.52        612,812.50
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     487,695.31         56,291.67         68,825.52        612,812.50
Ending Certificates Balance                         412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.18

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.18

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.41

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.41

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $68,825.52

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $68,825.52

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $6,335,584.47

         a.   Class A Monthly Interest:                            $487,695.31
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,832,110.83
         e.   Excess Spread:                                     $4,015,778.33

     2.  Class B Available Funds:                                  $614,359.71

         a.   Class B Monthly Interest:                             $56,291.67
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $558,068.04

     3.  Collateral Available Funds:                               $729,552.15

         a.   Excess Spread:                                       $729,552.15

     4.  Total Excess Spread:                                    $5,303,398.52

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2001-5 Allocable Principal
         Collections:                                          $158,931,409.33

     3.  Principal Allocation Percentage of
         Series 2001-5 Allocable Principal
         Collections:                                          $123,567,033.01

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $123,567,033.01

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-5                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,220,740.40

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $125,787,773.41

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $47,500,000.00

     2.  Required Collateral Invested Amount:                   $47,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $125,787,773.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.  Excess Spread:                                          $5,303,398.52
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $177,659.23
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $68,825.52
     9.  Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $210,970.34
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $4,012,610.10

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.5190%
         b.   Prior Monthly Period                                     3.5012%
         c.   Second Prior Monthly Period                              3.3045%

     2.  Three Month Average Base Rate                                 3.4415%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.8545%
         b.   Prior Monthly Period                                    12.5122%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5613%



XIII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               900,337,119.22    700,000,000.00    200,337,119.22
Beginning Adjusted Invested Amount                             N/A    700,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              13,815,327.23     10,741,231.10      3,074,096.14
Collections of Principal Receivables                222,503,973.06    172,993,846.21     49,510,126.85
Defaulted Amount                                      3,998,830.03      3,109,036.56        889,793.47

Ending Invested / Transferor Amounts                893,717,259.33    700,000,000.00    193,717,259.33


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3588%           1.5888%           1.7388%
Monthly Interest Due                                    653,898.44         74,141.67         96,355.73        824,395.83
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      653,898.44         74,141.67         96,355.73        824,395.83
Investor Default Amount                               2,564,955.16        248,722.92        295,358.47      3,109,036.56
Investor Monthly Fees Due                               962,500.00         93,333.33        110,833.33      1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,181,353.60        416,197.92        502,547.54      5,100,099.06

Reallocated Investor Finance Charge Collections                                                            10,717,753.20
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.7981%
Base Rate                                                                                                        3.4607%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      577,500,000.00     56,000,000.00     66,500,000.00    700,000,000.00
Interest Distributions                                  653,898.44         74,141.67         96,355.73        824,395.83
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     653,898.44         74,141.67         96,355.73        824,395.83
Ending Certificates Balance                         577,500,000.00     56,000,000.00     66,500,000.00    700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.13

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.13

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.32

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.32

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $96,355.73

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $96,355.73

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $8,842,146.39

         a.   Class A Monthly Interest:                            $653,898.44
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,564,955.16
         e.   Excess Spread:                                     $5,623,292.79

     2.  Class B Available Funds:                                  $857,420.26

         a.   Class B Monthly Interest:                             $74,141.67
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $783,278.59

     3.  Collateral Available Funds:                             $1,018,186.55

         a.   Excess Spread:                                     $1,018,186.55

     4.  Total Excess Spread:                                    $7,424,757.93

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2001-6 Allocable Principal
         Collections:                                          $222,503,973.06

     3.  Principal Allocation Percentage of
         Series 2001-6 Allocable Principal
         Collections:                                          $172,993,846.21

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $172,993,846.21

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-6                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,109,036.56

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $176,102,882.77

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $66,500,000.00

     2.  Required Collateral Invested Amount:                   $66,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $176,102,882.77

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.  Excess Spread:                                          $7,424,757.93
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $248,722.92
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $96,355.73
     9.  Applied to unpaid Monthly Servicing Fee:                $1,166,666.67
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $295,358.47
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,617,654.14

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4607%
         b.   Prior Monthly Period                                     3.4332%
         c.   Second Prior Monthly Period                              3.2366%

     2.  Three Month Average Base Rate                                 3.3768%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.7981%
         b.   Prior Monthly Period                                    12.4466%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5206%



XIV. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               836,027,324.99    650,000,000.00    186,027,324.99
Beginning Adjusted Invested Amount                             N/A    650,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              12,828,518.14      9,974,000.30      2,854,517.84
Collections of Principal Receivables                206,610,832.13    160,637,142.91     45,973,689.22
Defaulted Amount                                      3,713,199.31      2,886,962.52        826,236.79

Ending Invested / Transferor Amounts                829,880,312.23    650,000,000.00    179,880,312.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3588%           1.5987%           1.7388%
Monthly Interest Due                                    607,191.41         69,279.17         89,473.18        765,943.75
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      607,191.41         69,279.17         89,473.18        765,943.75
Investor Default Amount                               2,381,744.08        230,957.00        274,261.44      2,886,962.52
Investor Monthly Fees Due                               893,750.00         86,666.67        102,916.67      1,083,333.33
Investor Additional Amounts Due
Total Due                                             3,882,685.48        386,902.83        466,651.28      4,736,239.60

Reallocated Investor Finance Charge Collections                                                             9,952,632.73
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.7989%
Base Rate                                                                                                        3.4615%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      536,250,000.00     52,000,000.00     61,750,000.00    650,000,000.00
Interest Distributions                                  607,191.41         69,279.17         89,473.18        765,943.75
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     607,191.41         69,279.17         89,473.18        765,943.75
Ending Certificates Balance                         536,250,000.00     52,000,000.00     61,750,000.00    650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.13

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.13

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.33

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.33

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $89,473.18

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $89,473.18

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $8,210,922.00

         a.   Class A Monthly Interest:                            $607,191.41
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,381,744.08
         e.   Excess Spread:                                     $5,221,986.52

     2.  Class B Available Funds:                                  $796,210.62

         a.   Class B Monthly Interest:                             $69,279.17
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $726,931.45

     3.  Collateral Available Funds:                               $945,500.11

         a.   Excess Spread:                                       $945,500.11

     4.  Total Excess Spread:                                    $6,894,418.08

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2001-7 Allocable Principal
         Collections:                                          $206,610,832.13

     3.  Principal Allocation Percentage of
         Series 2001-7 Allocable Principal
         Collections:                                          $160,637,142.91

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $160,637,142.91

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-7                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,886,962.52

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $163,524,105.43

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $61,750,000.00

     2.  Required Collateral Invested Amount:                   $61,750,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $163,524,105.43

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.  Excess Spread:                                          $6,894,418.08
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $230,957.00
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $89,473.18
     9.  Applied to unpaid Monthly Servicing Fee:                $1,083,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $274,261.44
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,216,393.13

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4615%
         b.   Prior Monthly Period                                     3.4341%
         c.   Second Prior Monthly Period                              3.2374%

     2.  Three Month Average Base Rate                                 3.3776%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.7989%
         b.   Prior Monthly Period                                    12.4473%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5211%



XV. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocation       Interest            Interest
----------------------------------                     ----------     --------------       -----------
Beginning Invested /Transferor Amount             1,183,300,213.83    920,000,000.00    263,300,213.83
Beginning Adjusted Invested Amount                             N/A    920,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              18,157,287.22     14,117,046.58      4,040,240.64
Collections of Principal Receivables                292,433,793.17    227,363,340.74     65,070,452.43
Defaulted Amount                                      5,255,605.18      4,086,162.33      1,169,442.84

Ending Invested / Transferor Amounts              1,174,599,826.55    920,000,000.00    254,599,826.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3488%           1.6387%           1.7388%
Monthly Interest Due                                    853,084.38        100,510.00        126,638.96      1,080,233.33
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      853,084.38        100,510.00        126,638.96      1,080,233.33
Investor Default Amount                               3,371,083.93        326,892.99        388,185.42      4,086,162.33
Investor Monthly Fees Due                             1,265,000.00        122,666.67        145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,489,168.30        550,069.65        660,491.05      6,699,729.00

Reallocated Investor Finance Charge Collections                                                            14,082,931.58
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.7939%
Base Rate                                                                                                        3.4564%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      759,000,000.00     73,600,000.00     87,400,000.00    920,000,000.00
Interest Distributions                                  853,084.38        100,510.00        126,638.96      1,080,233.33
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     853,084.38        100,510.00        126,638.96      1,080,233.33
Ending Certificates Balance                         759,000,000.00     73,600,000.00     87,400,000.00    920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.12

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.12

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.37

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.37

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
          respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $126,638.96

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $126,638.96

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $11,618,418.55

         a.   Class A Monthly Interest:                            $853,084.38
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,371,083.93
         e.   Excess Spread:                                     $7,394,250.25

     2.  Class B Available Funds:                                $1,126,634.53

         a.   Class B Monthly Interest:                            $100,510.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,026,124.53

     3.  Collateral Available Funds:                             $1,337,878.50

         a.   Excess Spread:                                     $1,337,878.50

     4.  Total Excess Spread:                                    $9,758,253.28

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2002-1 Allocable Principal
         Collections:                                          $292,433,793.17

     3.  Principal Allocation Percentage of
         Series 2002-1 Allocable Principal
         Collections:                                          $227,363,340.74

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $227,363,340.74

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-1                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,086,162.33

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $231,449,503.07

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $87,400,000.00

     2.  Required Collateral Invested Amount:                   $87,400,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $231,449,503.07

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.  Excess Spread:                                          $9,758,253.28
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $326,892.99
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $126,638.96
     9.  Applied to unpaid Monthly Servicing Fee:                $1,533,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $388,185.42
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $7,383,202.58

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4563%
         b.   Prior Monthly Period                                     3.4386%
         c.   Second Prior Monthly Period                              3.2419%

     2.  Three Month Average Base Rate                                 3.3789%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.7939%
         b.   Prior Monthly Period                                    12.4517%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5209%



XVI. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount             1,209,024,131.52    940,000,000.00    269,024,131.52
Beginning Adjusted Invested Amount                             N/A    940,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              18,552,010.85     14,423,938.90      4,128,071.95
Collections of Principal Receivables                298,791,049.54    232,306,022.06     66,485,027.48
Defaulted Amount                                      5,369,857.46      4,174,991.95      1,194,865.51

Ending Invested / Transferor Amounts              1,200,134,605.38    940,000,000.00    260,134,605.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3488%           1.6288%           1.7388%
Monthly Interest Due                                    871,629.69        102,068.33        129,391.98      1,103,090.00
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      871,629.69        102,068.33        129,391.98      1,103,090.00
Investor Default Amount                               3,444,368.36        333,999.36        396,624.24      4,174,991.95
Investor Monthly Fees Due                             1,292,500.00        125,333.33        148,833.33      1,566,666.67
Investor Additional Amounts Due
Total Due                                             5,608,498.05        561,401.02        674,849.55      6,844,748.62

Reallocated Investor Finance Charge Collections                                                            14,388,455.60
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.7931%
Base Rate                                                                                                        3.4555%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      775,500,000.00     75,200,000.00     89,300,000.00    940,000,000.00
Interest Distributions                                  871,629.69        102,068.33        129,391.98      1,103,090.00
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     871,629.69        102,068.33        129,391.98      1,103,090.00
Ending Certificates Balance                         775,500,000.00     75,200,000.00     89,300,000.00    940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.12

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.12

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.36

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.36

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $129,391.98

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $129,391.98

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $11,870,475.87

         a.   Class A Monthly Interest:                            $871,629.69
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,444,368.36
         e.   Excess Spread:                                     $7,554,477.82

     2.  Class B Available Funds:                                $1,151,076.45

         a.   Class B Monthly Interest:                            $102,068.33
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,049,008.11

     3.  Collateral Available Funds:                             $1,366,903.28

         a.   Excess Spread:                                     $1,366,903.28

     4.  Total Excess Spread:                                    $9,970,389.22

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2002-2 Allocable Principal
         Collections:                                          $298,791,049.54

     3.  Principal Allocation Percentage of
         Series 2002-2 Allocable Principal
         Collections:                                          $232,306,022.06

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $232,306,022.06

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-2                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,174,991.95

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $236,481,014.01

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $89,300,000.00

     2.  Required Collateral Invested Amount:                   $89,300,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $236,481,014.01

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.  Excess Spread:                                          $9,970,389.22
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $333,999.36
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $129,391.98
     9.  Applied to unpaid Monthly Servicing Fee:                $1,566,666.67
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $396,624.24
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $7,543,706.98

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4555%
         b.   Prior Monthly Period                                     3.4329%
         c.   Second Prior Monthly Period                              3.2363%

     2.  Three Month Average Base Rate                                 3.3749%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.7931%
         b.   Prior Monthly Period                                    12.4463%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5188%



XVII. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations       Interest           Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount             1,183,300,213.83    920,000,000.00    263,300,213.83
Beginning Adjusted Invested Amount                             N/A    920,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              18,157,287.22     14,117,046.58      4,040,240.64
Collections of Principal Receivables                292,433,793.17    227,363,340.74     65,070,452.43
Defaulted Amount                                      5,255,605.18      4,086,162.33      1,169,442.84

Ending Invested / Transferor Amounts              1,174,599,826.55    920,000,000.00    254,599,826.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3488%           1.6187%           1.7388%
Monthly Interest Due                                    853,084.38         99,283.33        126,638.96      1,079,006.67
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      853,084.38         99,283.33        126,638.96      1,079,006.67
Investor Default Amount                               3,371,083.93        326,892.99        388,185.42      4,086,162.33
Investor Monthly Fees Due                             1,265,000.00        122,666.67        145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,489,168.30        548,842.99        660,491.05      6,698,502.33

Reallocated Investor Finance Charge Collections                                                            14,081,704.91
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.7923%
Base Rate                                                                                                        3.4547%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      759,000,000.00     73,600,000.00     87,400,000.00    920,000,000.00
Interest Distributions                                  853,084.38         99,283.33        126,638.96      1,079,006.67
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     853,084.38         99,283.33        126,638.96      1,079,006.67
Ending Certificates Balance                         759,000,000.00     73,600,000.00     87,400,000.00    920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1 . Total amount of the distribution:                               $1.12

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.12

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.35

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.35

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5 . Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the Class B
         Certificates exceeds the Class B Invested Amount
         after giving effect to all transactions on such
         Distribution  Date:                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $126,638.96

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $126,638.96

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $11,617,406.55

         a.   Class A Monthly Interest:                            $853,084.38
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,371,083.93
         e.   Excess Spread:                                     $7,393,238.25

     2.  Class B Available Funds:                                $1,126,536.39

         a.   Class B Monthly Interest:                             $99,283.33
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,027,253.06

     3.  Collateral Available Funds:                             $1,337,761.97

         a.   Excess Spread:                                     $1,337,761.97

     4.  Total Excess Spread:                                    $9,758,253.28

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2002-3 Allocable Principal
         Collections:                                          $292,433,793.17

     3.  Principal Allocation Percentage of
         Series 2002-3 Allocable Principal
         Collections:                                          $227,363,340.74

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $227,363,340.74

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-3                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,086,162.33

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $231,449,503.07

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $87,400,000.00

     2.  Required Collateral Invested Amount:                   $87,400,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $231,449,503.07

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.  Excess Spread:                                          $9,758,253.28
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $326,892.99
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $126,638.96
     9.  Applied to unpaid Monthly Servicing Fee:                $1,533,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $388,185.42
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $7,383,202.58

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4547%
         b.   Prior Monthly Period                                     3.4321%
         c.   Second Prior Monthly Period                              3.2355%

     2.  Three Month Average Base Rate                                 3.3741%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.7923%
         b.   Prior Monthly Period                                    12.4455%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5183%



XVIII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest             Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               643,097,942.30    500,000,000.00    143,097,942.30
Beginning Adjusted Invested Amount                             N/A    500,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables               9,868,090.88      7,672,307.93      2,195,782.95
Collections of Principal Receivables                158,931,409.33    123,567,033.01     35,364,376.32
Defaulted Amount                                      2,856,307.16      2,220,740.40        635,566.76

Ending Invested / Transferor Amounts                638,369,470.95    500,000,000.00    138,369,470.95


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.2788%           1.5488%           1.7388%
Monthly Interest Due                                    439,570.31         51,625.00         68,825.52        560,020.83
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      439,570.31         51,625.00         68,825.52        560,020.83
Investor Default Amount                               1,832,110.83        177,659.23        210,970.34      2,220,740.40
Investor Monthly Fees Due                               687,500.00         66,666.67         79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                             2,959,181.14        295,950.90        358,962.53      3,614,094.57

Reallocated Investor Finance Charge Collections                                                             7,626,704.66
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.7302%
Base Rate                                                                                                        3.3905%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                                  439,570.31         51,625.00         68,825.52        560,020.83
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     439,570.31         51,625.00         68,825.52        560,020.83
Ending Certificates Balance                         412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.07

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.07

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.29

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.29

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $68,825.52

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $68,825.52

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $6,292,031.35

         a.   Class A Monthly Interest:                            $439,570.31
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,832,110.83
         e.   Excess Spread:                                     $4,020,350.21

     2.  Class B Available Funds:                                  $610,136.37

         a.   Class B Monthly Interest:                             $51,625.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $558,511.37

     3.  Collateral Available Funds:                               $724,536.94

         a.   Excess Spread:                                       $724,536.94

     4.  Total Excess Spread:                                    $5,303,398.52

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2002-4 Allocable Principal
         Collections:                                          $158,931,409.33

     3.  Principal Allocation Percentage of
         Series 2002-4 Allocable Principal
         Collections:                                          $123,567,033.01

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $123,567,033.01

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-4                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,220,740.40

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $125,787,773.41

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $47,500,000.00

     2.  Required Collateral Invested Amount:                   $47,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $125,787,773.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.  Excess Spread:                                          $5,303,398.52
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $177,659.23
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $68,825.52
     9.  Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $210,970.34
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $4,012,610.10

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.3905%
         b.   Prior Monthly Period                                     3.3535%
         c.   Second Prior Monthly Period                              3.1568%

     2.  Three Month Average Base Rate                                 3.3002%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.7302%
         b.   Prior Monthly Period                                    12.3694%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.4723%



XIX. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               771,717,530.76    600,000,000.00    171,717,530.76
Beginning Adjusted Invested Amount                             N/A    600,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              11,841,709.06      9,206,769.51      2,634,939.54
Collections of Principal Receivables                190,717,691.20    148,280,439.61     42,437,251.58
Defaulted Amount                                      3,427,568.59      2,664,888.48        762,680.12

Ending Invested / Transferor Amounts                766,043,365.14    600,000,000.00    166,043,365.14


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.4087%           1.6888%           1.7388%
Monthly Interest Due                                    581,109.38         67,550.00         82,590.63        731,250.00
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      581,109.38         67,550.00         82,590.63        731,250.00
Investor Default Amount                               2,198,533.00        213,191.08        253,164.41      2,664,888.48
Investor Monthly Fees Due                               825,000.00         80,000.00         95,000.00      1,000,000.00
Investor Additional Amounts Due
Total Due                                             3,604,642.37        360,741.08        430,755.03      4,396,138.48

Reallocated Investor Finance Charge Collections                                                             9,211,270.60
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.8464%
Base Rate                                                                                                        3.5106%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      495,000,000.00     48,000,000.00     57,000,000.00    600,000,000.00
Interest Distributions                                  581,109.38         67,550.00         82,590.63        731,250.00
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     581,109.38         67,550.00         82,590.63        731,250.00
Ending Certificates Balance                         495,000,000.00     48,000,000.00     57,000,000.00    600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.17

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.17

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.41

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.41

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the outstanding
         principal balance of the Class B Certificates
         exceeds the Class B Invested Amount after giving
         effect to all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $82,590.63

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $82,590.63

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $7,599,298.24

         a.   Class A Monthly Interest:                            $581,109.38
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,198,533.00
         e.   Excess Spread:                                     $4,819,655.87

     2.  Class B Available Funds:                                  $736,901.65

         a.   Class B Monthly Interest:                             $67,550.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $669,351.65

     3.  Collateral Available Funds:                               $875,070.71

         a.   Excess Spread:                                       $875,070.71

     4.  Total Excess Spread:                                    $6,364,078.23

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2002-5 Allocable Principal
         Collections:                                          $190,717,691.20

     3.  Principal Allocation Percentage of
         Series 2002-5 Allocable Principal
         Collections:                                          $148,280,439.61

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $148,280,439.61

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-5                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,664,888.48

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $150,945,328.09

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $57,000,000.00

     2.  Required Collateral Invested Amount:                   $57,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $150,945,328.09

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.  Excess Spread:                                          $6,364,078.23
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $213,191.08
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $82,590.63
     9.  Applied to unpaid Monthly Servicing Fee:                $1,000,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $253,164.41
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $4,815,132.12

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.5106%
         b.   Prior Monthly Period                                     3.4928%
         c.   Second Prior Monthly Period                              3.2962%

     2.  Three Month Average Base Rate                                 3.4332%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.8464%
         b.   Prior Monthly Period                                    12.5041%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5559%



XX. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               926,061,036.91    720,000,000.00    206,061,036.91
Beginning Adjusted Invested Amount                             N/A    720,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              14,210,050.87     11,048,123.41      3,161,927.45
Collections of Principal Receivables                228,861,229.44    177,936,527.54     50,924,701.90
Defaulted Amount                                      4,113,082.31      3,197,866.17        915,216.14

Ending Invested / Transferor Amounts                919,252,038.17    720,000,000.00    199,252,038.17


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        -----------            -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3788%           1.6888%           1.7388%
Monthly Interest Due                                    682,481.25         81,060.00         99,108.75        862,650.00
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      682,481.25         81,060.00         99,108.75        862,650.00
Investor Default Amount                               2,638,239.59        255,829.29        303,797.29      3,197,866.17
Investor Monthly Fees Due                               990,000.00         96,000.00        114,000.00      1,200,000.00
Investor Additional Amounts Due
Total Due                                             4,310,720.84        432,889.29        516,906.04      5,260,516.17

Reallocated Investor Finance Charge Collections                                                            11,038,674.72
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.8221%
Base Rate                                                                                                        3.4855%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
C. Certificates - Balances and Distributions               Class A           Class B        Interest               Total
--------------------------------------------               -------           -------       ----------              -----

Beginning Certificates Balance                      594,000,000.00     57,600,000.00     68,400,000.00    720,000,000.00
Interest Distributions                                  682,481.25         81,060.00         99,108.75        862,650.00
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     682,481.25         81,060.00         99,108.75        862,650.00
Ending Certificates Balance                         594,000,000.00     57,600,000.00     68,400,000.00    720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.15

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.15

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.41

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.41

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $99,108.75

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $99,108.75

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,106,906.64

         a.   Class A Monthly Interest:                            $682,481.25
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,638,239.59
         e.   Excess Spread:                                     $5,786,185.80

     2.  Class B Available Funds:                                  $883,093.98

         a.   Class B Monthly Interest:                             $81,060.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $802,033.98

     3.  Collateral Available Funds:                             $1,048,674.10

         a.   Excess Spread:                                     $1,048,674.10

     4.  Total Excess Spread:                                    $7,636,893.87

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2002-6 Allocable Principal
         Collections:                                          $228,861,229.44

     3.  Principal Allocation Percentage of
         Series 2002-6 Allocable Principal
         Collections:                                          $177,936,527.54

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $177,936,527.54

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-6                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,197,866.17

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $181,134,393.71

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $68,400,000.00

     2.  Required Collateral Invested Amount:                   $68,400,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $181,134,393.71

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.  Excess Spread:                                          $7,636,893.87
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $255,829.29
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $99,108.75
     9.  Applied to unpaid Monthly Servicing Fee:                $1,200,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $303,797.29
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,778,158.54

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4855%
         b.   Prior Monthly Period                                     3.4677%
         c.   Second Prior Monthly Period                              3.2711%

     2.  Three Month Average Base Rate                                 3.4081%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.8221%
         b.   Prior Monthly Period                                    12.4799%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5397%



XXI. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations       Interest           Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount             1,183,300,213.83    920,000,000.00    263,300,213.83
Beginning Adjusted Invested Amount                             N/A    920,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              18,157,287.22     14,117,046.58      4,040,240.64
Collections of Principal Receivables                292,433,793.17    227,363,340.74     65,070,452.43
Defaulted Amount                                      5,255,605.18      4,086,162.33      1,169,442.84

Ending Invested / Transferor Amounts              1,174,599,826.55    920,000,000.00    254,599,826.55


-------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3488%           1.6387%           1.7388%
Monthly Interest Due                                    853,084.38        100,510.00        126,638.96      1,080,233.33
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      853,084.38        100,510.00        126,638.96      1,080,233.33
Investor Default Amount                               3,371,083.93        326,892.99        388,185.42      4,086,162.33
Investor Monthly Fees Due                             1,265,000.00        122,666.67        145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,489,168.30        550,069.65        660,491.05      6,699,729.00

Reallocated Investor Finance Charge Collections                                                            14,082,931.58
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.7939%
Base Rate                                                                                                        3.4564%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      759,000,000.00     73,600,000.00     87,400,000.00    920,000,000.00
Interest Distributions                                  853,084.38        100,510.00        126,638.96      1,080,233.33
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     853,084.38        100,510.00        126,638.96      1,080,233.33
Ending Certificates Balance                         759,000,000.00     73,600,000.00     87,400,000.00    920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.12

     2 . Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.12

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 originalcertificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.37

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.37

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $126,638.96

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $126,638.96

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $11,618,418.55

         a.   Class A Monthly Interest:                            $853,084.38
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,371,083.93
         e.   Excess Spread:                                     $7,394,250.25

     2.  Class B Available Funds:                                $1,126,634.53

         a.   Class B Monthly Interest:                            $100,510.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,026,124.53

     3.  Collateral Available Funds:                             $1,337,878.50

         a.   Excess Spread:                                     $1,337,878.50

     4.  Total Excess Spread:                                    $9,758,253.28

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2003-1 Allocable Principal
         Collections:                                          $292,433,793.17

     3.  Principal Allocation Percentage of
         Series 2003-1 Allocable Principal
         Collections:                                          $227,363,340.74

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $227,363,340.74

     6.  Shared Principal Collections from other
         Series allocated to Series 2003-1                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,086,162.33

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $231,449,503.07

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $87,400,000.00

     2.  Required Collateral Invested Amount:                   $87,400,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $231,449,503.07

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.  Excess Spread:                                          $9,758,253.28
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $326,892.99
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $126,638.96
     9.  Applied to unpaid Monthly Servicing Fee:                $1,533,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $388,185.42
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $7,383,202.58

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4563%
         b.   Prior Monthly Period                                     3.4434%
         c.   Second Prior Monthly Period                              3.2467%

     2.  Three Month Average Base Rate                                 3.3822%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.7939%
         b.   Prior Monthly Period                                    12.4564%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5225%



XXII. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest             Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount             1,414,815,473.06  1,100,000,000.00    314,815,473.06
Beginning Adjusted Invested Amount                             N/A  1,100,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              21,709,799.94     16,879,077.44      4,830,722.50
Collections of Principal Receivables                349,649,100.53    271,847,472.62     77,801,627.90
Defaulted Amount                                      6,283,875.76      4,885,628.88      1,398,246.88

Ending Invested / Transferor Amounts              1,404,412,836.09  1,100,000,000.00    304,412,836.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest                Total
--------------------------------------                     -------           -------        ----------               -----

Principal Funding Account                                     0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00                0.00
Reserve Draw Amount                                           0.00              0.00              0.00                0.00
Available Reserve Account Amount                              0.00              0.00              0.00                0.00
Reserve Account Surplus                                       0.00              0.00              0.00                0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3488%           1.6088%           1.7388%
Monthly Interest Due                                  1,019,992.19        117,975.00        151,416.15        1,289,383.33
Outstanding Monthly Interest Due                              0.00              0.00              0.00                0.00
Additional Interest Due                                       0.00              0.00              0.00                0.00
Total Interest Due                                    1,019,992.19        117,975.00        151,416.15        1,289,383.33
Investor Default Amount                               4,030,643.82        390,850.31        464,134.74        4,885,628.88
Investor Monthly Fees Due                             1,512,500.00        146,666.67        174,166.67        1,833,333.33
Investor Additional Amounts Due
Total Due                                             6,563,136.01        655,491.98        789,717.56        8,008,345.54

Reallocated Investor Finance Charge Collections                                                              16,836,087.76
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   12.7916%
Base Rate                                                                                                          3.4539%
Excess Spread Percentage                                                                                           9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest                Total
--------------------------------------------               -------           -------        ----------               -----

Beginning Certificates Balance                      907,500,000.00     88,000,000.00    104,500,000.00    1,100,000,000.00
Interest Distributions                                1,019,992.19        117,975.00        151,416.15        1,289,383.33
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00                0.00
Principal Distributions                                       0.00              0.00              0.00                0.00
Total Distributions                                   1,019,992.19        117,975.00        151,416.15        1,289,383.33
Ending Certificates Balance                         907,500,000.00     88,000,000.00    104,500,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.12

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.12

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.34

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.34

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $151,416.15

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $151,416.15

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $13,889,772.40

         a.   Class A Monthly Interest:                          $1,019,992.19
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $4,030,643.82
         e.   Excess Spread:                                     $8,839,136.39

     2.  Class B Available Funds:                                $1,346,887.02

         a.   Class B Monthly Interest:                            $117,975.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,228,912.02

     3.  Collateral Available Funds:                             $1,599,428.34

         a.   Excess Spread:                                     $1,599,428.34

     4.  Total Excess Spread:                                   $11,667,476.75

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2003-2 Allocable Principal
         Collections:                                          $349,649,100.53

     3.  Principal Allocation Percentage of
         Series 2003-2 Allocable Principal
         Collections:                                          $271,847,472.62

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $271,847,472.62

     6.  Shared Principal Collections from other
         Series allocated to Series 2003-2                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,885,628.88

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $276,733,101.50

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                           $104,500,000.00

     2.  Required Collateral Invested Amount:                  $104,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $276,733,101.50

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.  Excess Spread:                                         $11,667,476.75
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $390,850.31
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $151,416.15
     9.  Applied to unpaid Monthly Servicing Fee:                $1,833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $464,134.74
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $8,827,742.22

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4539%
         b.   Prior Monthly Period                                     3.4458%
         c.   Second Prior Monthly Period                              3.2491%

     2.  Three Month Average Base Rate                                 3.3829%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.7915%
         b.   Prior Monthly Period                                    12.4587%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5225%



XXIII. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations       Interest           Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               964,646,913.45    750,000,000.00    214,646,913.45
Beginning Adjusted Invested Amount                             N/A    750,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              14,802,136.32     11,508,461.89      3,293,674.43
Collections of Principal Receivables                238,397,114.00    185,350,549.52     53,046,564.48
Defaulted Amount                                      4,284,460.74      3,331,110.60        953,350.14

Ending Invested / Transferor Amounts                957,554,206.42    750,000,000.00    207,554,206.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3488%           1.5888%           1.7388%
Monthly Interest Due                                    695,449.22         79,437.50        103,238.28        878,125.00
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      695,449.22         79,437.50        103,238.28        878,125.00
Investor Default Amount                               2,748,166.24        266,488.85        316,455.51      3,331,110.60
Investor Monthly Fees Due                             1,031,250.00        100,000.00        118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,474,865.46        445,926.35        538,443.79      5,459,235.60

Reallocated Investor Finance Charge Collections                                                            11,478,150.75
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.7900%
Base Rate                                                                                                        3.4523%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00
Interest Distributions                                  695,449.22         79,437.50        103,238.28        878,125.00
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     695,449.22         79,437.50        103,238.28        878,125.00
Ending Certificates Balance                         618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.12

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.12

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.32

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.32

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $103,238.28

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $103,238.28

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,469,474.37

         a.   Class A Monthly Interest:                            $695,449.22
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,748,166.24
         e.   Excess Spread:                                     $6,025,858.90

     2.  Class B Available Funds:                                  $918,252.06

         a.   Class B Monthly Interest:                             $79,437.50
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $838,814.56

     3.  Collateral Available Funds:                             $1,090,424.32

         a.   Excess Spread:                                     $1,090,424.32

     4.  Total Excess Spread:                                    $7,955,097.78

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2003-3 Allocable Principal
         Collections:                                          $238,397,114.00

     3.  Principal Allocation Percentage of
         Series 2003-3 Allocable Principal
         Collections:                                          $185,350,549.52

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $185,350,549.52

     6.  Shared Principal Collections from other
         Series allocated to Series 2003-3:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,331,110.60

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $188,681,660.11

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $71,250,000.00

     2.  Required Collateral Invested Amount:                   $71,250,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $188,681,660.11

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.  Excess Spread:                                          $7,955,097.78
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $266,488.85
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $103,238.28
     9.  Applied to unpaid Monthly Servicing Fee:                $1,250,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $316,455.51
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $6,018,915.15

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4523%
         b.   Prior Monthly Period                                     3.4413%
         c.   Second Prior Monthly Period                              3.2446%

     2.  Three Month Average Base Rate                                 3.3794%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.7900%
         b.   Prior Monthly Period                                    12.4543%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.5205%



XXIV. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations       Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               874,613,201.53    680,000,000.00    194,613,201.53
Beginning Adjusted Invested Amount                             N/A    680,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              13,420,603.60     10,434,338.78      2,986,264.82
Collections of Principal Receivables                216,146,716.69    168,051,164.89     48,095,551.79
Defaulted Amount                                      3,884,577.74      3,020,206.94        864,370.80

Ending Invested / Transferor Amounts                868,182,480.49    680,000,000.00    188,182,480.49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.6900%           1.9000%           2.1387%
Monthly Interest Due                                    828,381.67         64,600.00         90,896.88        983,878.54
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      828,381.67         64,600.00         90,896.88        983,878.54
Investor Default Amount                               2,612,479.01        181,212.42        226,515.52      3,020,206.94
Investor Monthly Fees Due                               980,333.33         68,000.00         85,000.00      1,133,333.33
Investor Additional Amounts Due
Total Due                                             4,421,194.01        313,812.42        402,412.40      5,137,418.82

Reallocated Investor Finance Charge Collections                                                             8,772,298.26
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                  9.9597%
Base Rate                                                                                                        3.7882%
Excess Spread Percentage                                                                                         6.4145%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      588,200,000.00     40,800,000.00     51,000,000.00    680,000,000.00
Interest Distributions                                  828,381.67         64,600.00         90,896.88        983,878.54
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     828,381.67         64,600.00         90,896.88        983,878.54
Ending Certificates Balance                         588,200,000.00     40,800,000.00     51,000,000.00    680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.41

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.41

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.58

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.58

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $90,896.88

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $90,896.88

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $7,588,037.99

         a.   Class A Monthly Interest:                            $828,381.67
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,612,479.01
         e.   Excess Spread:                                     $4,147,177.32

     2.  Class B Available Funds:                                  $526,337.90

         a.   Class B Monthly Interest:                             $64,600.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $461,737.90

     3.  Collateral Available Funds:                               $657,922.37

         a.   Excess Spread:                                       $657,922.37

     4.  Total Excess Spread:                                    $5,266,837.59

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2003-4 Allocable Principal
         Collections:                                          $216,146,716.69

     3.  Principal Allocation Percentage of
         Series 2003-4 Allocable Principal
         Collections:                                          $168,051,164.89

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $168,051,164.89

     6.  Shared Principal Collections from other
         Series allocated to Series 2003-4:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,020,206.94

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $171,071,371.84

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $51,000,000.00

     2.  Required Collateral Invested Amount:                   $51,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $171,071,371.84

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.  Excess Spread:                                          $5,266,837.59
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $181,212.42
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $90,896.88
     9.  Applied to unpaid Monthly Servicing Fee:                $1,133,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $226,515.52
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $3,634,879.44

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.7881%
         b.   Prior Monthly Period                                     3.9026%
         c.   Second Prior Monthly Period                              3.5510%

     2.  Three Month Average Base Rate                                 3.7473%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                   9.9597%
         b.   Prior Monthly Period                                    10.0187%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          10.7652%



XXV. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount             1,028,956,707.68    800,000,000.00    228,956,707.68
Beginning Adjusted Invested Amount                             N/A    800,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              15,788,945.41     12,275,692.68      3,513,252.73
Collections of Principal Receivables                254,290,254.93    197,707,252.82     56,583,002.11
Defaulted Amount                                      4,570,091.46      3,553,184.64      1,016,906.82

Ending Invested / Transferor Amounts              1,021,391,153.52    800,000,000.00    221,391,153.52


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.3188%           1.4888%           1.7888%
Monthly Interest Due                                    734,104.17         74,437.50        107,325.00        915,866.67
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      734,104.17         74,437.50        107,325.00        915,866.67
Investor Default Amount                               2,966,909.17        266,488.85        319,786.62      3,553,184.64
Investor Monthly Fees Due                             1,113,333.33        100,000.00        120,000.00      1,333,333.33
Investor Additional Amounts Due
Total Due                                             4,814,346.67        440,926.35        547,111.62      5,802,384.64

Reallocated Investor Finance Charge Collections                                                            12,222,560.80
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 12.7594%
Base Rate                                                                                                        3.4207%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------       -----------             -----

Beginning Certificates Balance                      668,000,000.00     60,000,000.00     72,000,000.00    800,000,000.00
Interest Distributions                                  734,104.17         74,437.50        107,325.00        915,866.67
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     734,104.17         74,437.50        107,325.00        915,866.67
Ending Certificates Balance                         668,000,000.00     60,000,000.00     72,000,000.00    800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.10

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.10

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.24

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.24

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                        $6,527,501.16

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $107,325.00

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

     5.  The amount distributed to the Collateral
         Interest Holder in respect of remaining
         Excess Spread:                                          $6,420,176.16

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $10,205,838.26

         a.   Class A Monthly Interest:                            $734,104.17
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,966,909.17
         e.   Excess Spread:                                     $6,504,824.92

     2.  Class B Available Funds:                                  $916,692.06

         a.   Class B Monthly Interest:                             $74,437.50
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $842,254.56

     3.  Collateral Available Funds:                             $1,100,030.47

         a.   Excess Spread:                                     $1,100,030.47

     4.  Total Excess Spread:                                    $8,447,109.96

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2004-1 Allocable Principal
         Collections:                                          $254,290,254.93

     3.  Principal Allocation Percentage of
         Series 2004-1 Allocable Principal
         Collections:                                          $197,707,252.82

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $197,707,252.82

     6.  Shared Principal Collections from other
         Series allocated to Series 2004-1:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,553,184.64

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $201,260,437.46

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $72,000,000.00

     2.  Required Collateral Invested Amount:                   $72,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $201,260,437.46

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.  Excess Spread:                                          $8,447,109.96
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $266,488.85
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $107,325.00
     9.  Applied to unpaid Monthly Servicing Fee:                $1,333,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $319,786.62
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     l3. Remaining Excess Spread Distributed to Collateral
         Interest Holder:                                        $6,420,176.16

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4207%
         b.   Prior Monthly Period                                     3.3499%
         c.   Second Prior Monthly Period                              3.1532%

     2.  Three Month Average Base Rate                                 3.3079%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.7594%
         b.   Prior Monthly Period                                    12.3660%
         c.   Second Prior Monthly Period                             12.3172%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.4808%



XXVI. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations      Interest             Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               514,478,353.84    400,000,000.00    114,478,353.84
Beginning Adjusted Invested Amount                             N/A    400,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables               7,894,472.70      6,137,846.34      1,756,626.36
Collections of Principal Receivables                127,145,127.46     98,853,626.41     28,291,501.06
Defaulted Amount                                      2,285,045.73      1,776,592.32        508,453.41

Ending Invested / Transferor Amounts                510,695,576.76    400,000,000.00    110,695,576.76


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     1.2837%           1.4838%           1.7837%
Monthly Interest Due                                    512,144.93         53,167.71         76,701.25        642,013.89
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                      512,144.93         53,167.71         76,701.25        642,013.89
Investor Default Amount                               1,483,454.59        133,244.42        159,893.31      1,776,592.32
Investor Monthly Fees Due                               556,666.67         50,000.00         60,000.00        666,666.67
Investor Additional Amounts Due
Total Due                                             2,552,266.18        236,412.13        296,594.56      3,085,272.87

Reallocated Investor Finance Charge Collections                                                             6,295,360.95
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 13.3012%
Base Rate                                                                                                        3.3902%
Excess Spread Percentage                                                                                         9.6303%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      334,000,000.00     30,000,000.00     36,000,000.00    400,000,000.00
Interest Distributions                                  512,144.93         53,167.71         76,701.25        642,013.89
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                     512,144.93         53,167.71         76,701.25        642,013.89
Ending Certificates Balance                         334,000,000.00     30,000,000.00     36,000,000.00    400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.53

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.53

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.77

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.77

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                        $3,286,789.33

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $76,701.25

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

     5.  The amount distributed to the Collateral Interest
         Holder in respect of remaining Excess Spread:           $3,210,088.08

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $5,256,626.40

         a.   Class A Monthly Interest:                            $512,144.93
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,483,454.59
         e.   Excess Spread:                                     $3,261,026.88

     2.  Class B Available Funds:                                  $472,152.07

         a.   Class B Monthly Interest:                             $53,167.71
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $418,984.36

     3.  Collateral Available Funds:                               $566,582.49

         a.   Excess Spread:                                       $566,582.49

     4.  Total Excess Spread:                                    $4,246,593.73

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2004-2 Allocable Principal
         Collections:                                          $127,145,127.46

     3.  Principal Allocation Percentage of
         Series 2004-2 Allocable Principal
         Collections:                                           $98,853,626.41

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                   $98,853,626.41

     6.  Shared Principal Collections from other
         Series allocated to Series 2004-2:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $1,776,592.32

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $100,630,218.73

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $36,000,000.00

     2.  Required Collateral Invested Amount:                   $36,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $100,630,218.73

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.  Excess Spread:                                          $4,246,593.73
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                 $133,244.42
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $76,701.25
     9.  Applied to unpaid Monthly Servicing Fee:                  $666,666.67
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $159,893.31
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     l3. Remaining Excess Spread Distributed to Collateral
         Interest Holder:                                        $3,210,088.08

O.   Yield and Base Rate

     1.  Base Rate
         a. Current Monthly Period                                     3.3902%
         b. Prior Monthly Period                                           N/A
         c. Second Prior Monthly Period                                    N/A

     2.  Three Month Average Base Rate                                     N/A

     3.  Series Adjusted Portfolio Yield
         a. Current Monthly Period                                    13.3012%
         b. Prior Monthly Period                                           N/A
         c. Second Prior Monthly Period                                    N/A

     4.  Three Month Average Series Adjusted Portfolio Yield               N/A



XXVII. Series 2004-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations       Interest            Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount               771,717,530.76    600,000,000.00    171,717,530.76
Beginning Adjusted Invested Amount                             N/A    600,000,000.00               N/A
Floating Allocation Percentage                                 N/A          77.7487%          22.2514%
Principal Allocation Percentage                                N/A          77.7487%          22.2514%
Collections of Finance Chg. Receivables              11,841,709.06      9,206,769.51      2,634,939.54
Collections of Principal Receivables                190,717,691.20    148,280,439.61     42,437,251.58
Defaulted Amount                                      3,427,568.59      2,664,888.48        762,680.12

Ending Invested / Transferor Amounts                766,043,365.14    600,000,000.00    166,043,365.14


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A           Class B         Interest              Total
--------------------------------------                     -------           -------        ----------             -----

Principal Funding Account                                     0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                        0.00              0.00              0.00              0.00
Reserve Draw Amount                                           0.00              0.00              0.00              0.00
Available Reserve Account Amount                              0.00              0.00              0.00              0.00
Reserve Account Surplus                                       0.00              0.00              0.00              0.00

Coupon  June 15, 2004 to July 14, 2004                     4.3500%           4.5500%           1.5838%
Monthly Interest Due                                  2,712,225.00        163,041.67         90,801.67      2,966,068.33
Outstanding Monthly Interest Due                              0.00              0.00              0.00              0.00
Additional Interest Due                                       0.00              0.00              0.00              0.00
Total Interest Due                                    2,712,225.00        163,041.67         90,801.67      2,966,068.33
Investor Default Amount                               2,318,452.98        133,244.42        213,191.08      2,664,888.48
Investor Monthly Fees Due                               870,000.00         50,000.00         80,000.00      1,000,000.00
Investor Additional Amounts Due
Total Due                                             5,900,677.98        346,286.09        383,992.74      6,630,956.81

Reallocated Investor Finance Charge Collections                                                             9,838,203.38
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 14.0767%
Base Rate                                                                                                        6.2240%
Excess Spread Percentage                                                                                         6.4145%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions               Class A           Class B         Interest              Total
--------------------------------------------               -------           -------        ----------             -----

Beginning Certificates Balance                      522,000,000.00     30,000,000.00     48,000,000.00    600,000,000.00
Interest Distributions                                2,712,225.00        163,041.67         90,801.67      2,966,068.33
Principal Deposits - Prin. Funding Account                    0.00              0.00              0.00              0.00
Principal Distributions                                       0.00              0.00              0.00              0.00
Total Distributions                                   2,712,225.00        163,041.67         90,801.67      2,966,068.33
Ending Certificates Balance                         522,000,000.00     30,000,000.00     48,000,000.00    600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $5.20

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $5.20

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-Offs per
         $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         utstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $5.43

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $5.43

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect of
         such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                        $3,298,048.23

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $90,801.67

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

     5.  The amount distributed to the Collateral Interest
         Holder in respect of remaining Excess Spread:           $3,207,246.57

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $8,559,236.94

         a.   Class A Monthly Interest:                          $2,712,225.00
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,318,452.98
         e.   Excess Spread:                                     $3,528,558.96

     2.  Class B Available Funds:                                  $491,910.17

         a.   Class B Monthly Interest:                            $163,041.67
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $328,868.50

     3.  Collateral Available Funds:                               $787,056.27

         a.   Excess Spread:                                       $787,056.27

     4.  Total Excess Spread:                                    $4,644,483.73

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             77.7487%

     2.  Series 2004-3 Allocable Principal
         Collections:                                          $190,717,691.20

     3.  Principal Allocation Percentage of
         Series 2004-3 Allocable Principal
         Collections:                                          $148,280,439.61

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $148,280,439.61

     6.  Shared Principal Collections from other
         Series allocated to Series 2004-3:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,664,888.48

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $150,945,328.09

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $48,000,000.00

     2.  Required Collateral Invested Amount:                   $48,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $150,945,328.09


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M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.  Excess Spread:                                          $4,644,483.73
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $133,244.42
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $90,801.67
     9.  Applied to unpaid Monthly Servicing Fee:                $1,000,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $213,191.08
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     l3. Remaining Excess Spread Distributed to Collateral
         Interest Holder:                                        $3,207,246.57

O.   Yield and Base Rate

     1.  Base Rate
         a. Current Monthly Period                                     6.2240%
         b. Prior Monthly Period                                           N/A
         c. Second Prior Monthly Period                                    N/A

     2.  Three Month Average Base Rate                                     N/A

     3.  Series Adjusted Portfolio Yield
         a. Current Monthly Period                                    14.0767%
         b. Prior Monthly Period                                           N/A
         c. Second Prior Monthly Period                                    N/A

     4.  Three Month Average Series Adjusted Portfolio Yield               N/A


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